AMENDMENT AND AGREEMENT

This Amendment and Agreement (this “Amendment”), dated as of May 16, 2006, is entered into by and among HOUSE OF BRUSSELS CHOCOLATES, INC., a Nevada corporation (the "Company"), certain subsidiaries of the Company signatories below (collectively, the “Subsidiaries”) and LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus"), for the purpose of amending the terms of that certain Secured Convertible Minimum Borrowing Note, dated March 29, 2005, issued by the Company and certain subsidiaries of the Company to Laurus (as amended, modified or supplemented from time to time, the “Minimum Borrowing Note”), and setting forth other agreements among the Company, its Subsidiaries and Laurus. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Minimum Borrowing Note.

WHEREAS, the Company, the Subsidiaries and Laurus have agreed to make certain changes to the Minimum Borrowing Note as set forth herein in order to, among other things, provide the Company and the Subsidiaries with availability under its revolving loan with Laurus.

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   The second sentence of Section 3.1 of the Minimum Borrowing Note is hereby amended by deleting the last sentence of said Section and inserting the following new sentence in lieu thereof:

“For purposes hereof, subject to Section 3.6 hereof, the “Fixed Conversion Price” shall mean (i) with respect to the first $100,000 principal amount of this Note converted on or after May 16, 2006 (and all interest and fees related thereto), $0.41 and (ii) with respect to the remaining principal amount of this Note converted pursuant to the terms hereof (and all interest and fees related thereto), $0.88.”

2.   The Company hereby agrees to, on the date hereof, if required by applicable law, file a Rule 424(b) supplement or supplements (collectively, the “Post-Effective Supplements”) to its Registration Statement with the Securities and Exchange Commission (the “SEC”) relating to the Minimum Borrowing Note (the “Registration Statement”), which Post-Effective Supplement states the Fixed Conversion Price applicable to the Minimum Borrowing Note after giving effect to this Amendment.

3.   The Company and Laurus hereby agree that the “Filing Date”, under and as defined in the Registration Rights Agreement, dated as of with respect to the shares issuable as a result of the changes to the Fixed Conversion Price of the Minimum Borrowing Note set forth in Section 2 of this Amendment shall be the date that is the earlier of (x) the filing with the Securities and Exchange Commission of the Company’s next resale registration statement with respect to its Common Stock or (y) August 1, 2006.

4.   This Amendment shall be effective as of the date hereof following the execution and delivery of same by each of the Company and Laurus

5.   Except as specifically set forth in this Amendment, there are no other amendments to the Minimum Borrowing Note, and all of the other forms, terms and provisions of the Minimum Borrowing Note remain in full force and effect.

6.   Each of the Company and the Subsidiaries hereby represents and warrants to Laurus that as of the date hereof, both before and after giving effect to this Amendment, (i) no Event of Default (as defined in the Security Agreement referred to in the Minimum Borrowing Note) exists and is continuing and (ii) all representations, warranties and covenants made by Company and the Subsidiaries in connection with the Security Agreement referred to in the Minimum Borrowing Note and/or any Ancillary Agreement referred to in such Security Agreement are true, correct and complete and all of Company’s and its Subsidiaries’ covenant requirements have been met. The Company hereby agrees to file an 8-K with the Securities and Exchange Commission disclosing the transactions set forth in this Amendment (the “8-K”) on the date hereof. Laurus and the Company hereby agree that as promptly as practicable following the filing by the Company of the 8-K, Laurus shall, so long as the Registration Statement is effective at such time, convert into Common Stock of the Company, a principal amount of the Minimum Borrowing Note equal to $100,000, at a conversion price of $0.41 per share of Common Stock.

7.   This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

IN WITNESS WHEREOF, each of the Company, the Subsidiaries and Laurus has caused this Amendment to be effective and signed in its name effective as of the date set forth above.

HOUSE OF BRUSSELS CHOCOLATES INC.

/s/ Grant Petersen
By:

HOUSE OF BRUSSELS HOLDINGS LTD.

/s/ Grant Petersen
By:

BRUSSELS CHOCOLATES LTD.

/s/ Grant Petersen
By:

HOUSE OF BRUSSELS CHOCOLATES (USA) LTD.

/s/ Grant Petersen
By:

DEBAS CHOCOLATE INC.

/s/ Grant Petersen
By:

CHOCOMED, INC.

/s/ Grant Petersen
By:

LAURUS MASTER FUND, LTD.

By:	/s/ David Grin